Exhibit 1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date set forth below.

Date: July 17, 2014

Index Venture Associates III Limited

By:	/s/ Sinead Meehan
	Name:	Sinead Meehan
	Title:	Director

Index Ventures III (Jersey) L.P.

By:	Index Venture Associates III Limited, Its General Partner

By:	/s/ Sinead Meehan
	Name:	Sinead Meehan
	Title:	Director

Index Ventures III (Delaware) L.P.

By:	Index Venture Associates III Limited, Its General Partner

By:	/s/ Sinead Meehan
	Name:	Sinead Meehan
	Title:	Director

Index Ventures III Parallel Entrepreneur Fund (Jersey) L.P.

By:	Index Venture Associates III Limited, Its General Partner

By:	/s/ Sinead Meehan
	Name:	Sinead Meehan
	Title:	Director

Index Venture Associates IV Limited

By:	/s/ Sinead Meehan
	Name:	Sinead Meehan
	Title:	Director

Index Ventures IV (Jersey) LP

By:	Index Venture Associates IV Limited, Its General Partner

By:	/s/ Sinead Meehan
	Name:	Sinead Meehan
	Title:	Director

Index Ventures IV Parallel Entrepreneur Fund (Jersey) L.P.

By:	Index Venture Associates IV Limited, Its General Partner

By:	/s/ Sinead Meehan
	Name:	Sinead Meehan
	Title:	Director

Index Venture Associates V Limited

By:	/s/ Sinead Meehan
	Name:	Sinead Meehan
	Title:	Director

Index Ventures V (Jersey) LP

By:	Index Venture Associates V Limited, Its General Partner

By:	/s/ Sinead Meehan
	Name:	Sinead Meehan
	Title:	Director

Index Ventures V Parallel Entrepreneur Fund (Jersey) LP

By:	Index Venture Associates V Limited, Its General Partner

By:	/s/ Sinead Meehan
	Name:	Sinead Meehan
	Title:	Director

Yucca (Jersey) SLP

By Ogier Employee Benefit Services Limited as Authorized Signatory of Yucca . Jersey Branch in its Capacity as Administrator of the Index Co-Investment Scheme,

	By:	s/ Alex Di Santo and Edward Thorogood
	Name:	Alex Di Santo and Edward Thorogood
	Title:	Authorized Signatories.